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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): November 21, 2006

                            -------------------------


                            ARROW INTERNATIONAL, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


        PENNSYLVANIA                    0-20212                 23-1969991
----------------------------       -----------------      --------------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)


2400 BERNVILLE ROAD, READING, PENNSYLVANIA                     19605
------------------------------------------            ----------------------
 (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (610) 378-0131
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [  ]     Written communications pursuant to Rule 425 under the
                  Securities Act (17 CFR 230.425)

         [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
                  Act (17 CFR 240.14a-12)

         [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
                  under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
                  under the Exchange Act (17 CFR 240.13e-4(c))


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                            ARROW INTERNATIONAL, INC.


Item 8.01.  Other Events.

On November 21, 2006, the Board of Directors of Arrow International, Inc. (the "Company") approved the postponement of the Company's Annual Meeting of Shareholders from Wednesday, January 17, 2007, to Thursday, April 19, 2007. The postponement was made in order to allow the Board additional time to consider a proposal that was recently made by a shareholder to nominate three persons for election to the Board of Directors of the Company at the 2007 Annual Meeting of Shareholders.


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                            ARROW INTERNATIONAL, INC.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      ARROW INTERNATIONAL, INC.



Date: November 22, 2006               By:      /s/ Frederick J. Hirt
                                             ----------------------------------

                                              Frederick J. Hirt
                                              Chief Financial Officer and
                                              Senior Vice President-Finance
                                              (Principal Financial Officer and
                                              Chief Accounting Officer)